                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 2, 2000



                           BIGSTAR ENTERTAINMENT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




                  DELAWARE                           00000-26793                         13-399-5258
        (STATE OR OTHER JURISDICTION              (COMMISSION FILE                      (IRS EMPLOYER
              OF INCORPORATION)                        NUMBER)                       IDENTIFICATION NO.)


19 FULTON STREET, 5TH FLOOR, NEW YORK, NEW YORK                                             10038
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                 (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 981-6300





          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

Attached hereto as Exhibit 99 is a press release of BigStar Entertainment, Inc. dated June 2, 2000, announcing the appointment and promotion of several BigStar employees to new positions within the BigStar organization and its direct marketing systems division, Advaya. Frederic V. Bien has been appointed as Chief Technology Officer of both BigStar and Advaya. Mr. Bien was previously the Vice President of Marketing Technology for BigStar. Ed Catto, BigStar's Vice President of Marketing, has been appointed to head the marketing departments of both BigStar and Advaya. Matthew Davis, previously the Director of Production for BigStar, has been appointed to head the production departments of both BigStar and Advaya.

Donna M. Williams, Senior Vice President -- Marketing and Business Development, Anthony Witek, Vice President -- Technology and Operations, and Brooke Bessert, Vice President -- Site Development, have resigned from BigStar to pursue other interests

Item 7.  Exhibits.

              Exhibits                Description

                99           Press Release issued June 2, 2000

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BIGSTAR ENTERTAINMENT, INC.



Dated: June 2, 2000                           /s/ Robert S. Yingling
                                              ----------------------------------
                                                  Robert S. Yingling
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


                EXHIBIT NO.              DESCRIPTION
                -----------              -----------
                     99             Press Release issued June 2, 2000